UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2025

Date of Report (date of earliest event reported)

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1212 Terra Bella Avenue
Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Capital Market

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2025, IRIDEX Corporation (the “Company”) received a notification of non-compliance (the “Notice”) from Nasdaq’s Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon its Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2025 that was filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2025, the Company is not in compliance with the minimum stockholders’ equity requirement of $2,500,000 for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). As described in the Notice, the Company’s last reported stockholders’ equity as of March 29, 2025, was approximately $852,000 and, as of May 14, 2025, the Company does not meet the alternative listing requirements of its market value of listed securities or its net income from continuing operations in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

The Notice arises in part due to the Company’s Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), which the Company sold to Novel Inspiration International Co. Ltd., earlier this year in March for aggregate proceeds of $6,000,000, being classified as “temporary equity.” The sale of the Series B Preferred Stock was previously disclosed on the Current Report on Form 8-K filed by the Company on March 20, 2025.

The Company is already seeking stockholder approval at its annual meeting of stockholders to be held on June 11, 2025, to approve a proposal (the “Restated Charter Proposal”) to amend and restate the Company’s Amended and Restated Certificate of Incorporation in the form of the Amended and Restated Certificate of Incorporation attached as Appendix A (the “Restated Charter”) to its definitive proxy statement filed with the SEC on April 28, 2025. Among other matters, the Restated Charter amends and restates certain rights of the Series B Preferred Stock in a manner that would result in the Series B Preferred Stock being classified as “permanent equity.” The Company expects that should the stockholders approve the Restated Charter, then upon the filing of the Restated Charter, the Series B Preferred Stock would be reclassified as “permanent equity,” which would result in the Company regaining compliance with Nasdaq’s Stockholders’ Equity Requirement.

In accordance with applicable Nasdaq procedures, within 45 calendar days from receipt of the Notice, or June 30, 2025, the Company intends to submit a plan to the Staff advising it of the definitive action(s) the Company has taken, is taking, or plans to take that would bring it into conformity with the Stockholders’ Equity Requirement (the “Compliance Plan”), including the foregoing plan relating to seeking stockholder approval of the Restated Charter Proposal and, if approved by the stockholders, to file the Restated Charter that would result in the Series B Preferred Stock being reclassified as “permanent equity.” If the Compliance Plan is acceptable to the Staff, of which there can be no assurance, the Staff may grant an extension of up to 180 calendar days of receipt of the Notice to evidence compliance (the “Cure Period”). If the Staff does not accept the Compliance Plan, the Company will have the opportunity to appeal the Staff’s determination to a Nasdaq Hearings Panel pursuant to Nasdaq Listing Rule 5815(a).

The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on Nasdaq during the Cure Period, subject to Nasdaq’s acceptance of the Compliance Plan, the Company’s continued compliance with the Compliance Plan and Nasdaq’s other continued listing requirements.

The current noncompliance with the Nasdaq listing requirements does not affect the Company’s ongoing business operations or its SEC reporting requirements. In addition to the above plan to have the Series B Preferred Stock reclassified as “permanent equity,” the Company is considering other available options to regain compliance with Nasdaq’s continued listing requirements. However, there can be no assurance that the Company will be able to regain compliance with the Stockholders’ Equity Requirement or will otherwise be in compliance with the Nasdaq Listing Rules.

Important Additional Information Filed with the SEC

The Company has filed with the SEC proxy statements (as amended or supplemented from time to time, the “proxy statements”). BEFORE MAKING ANY VOTING DECISION, IRIDEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENTS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE RESTATED CHARTER PROPOSAL AND THE FILING OF THE RESTATED CHARTER AND ANY OTHER PROPOSALS FOR WHICH STOCKHOLDER APPROVAL IS BEING REQUESTED IS DESCRIBED THEREIN OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE RESTATED CHARTER PROPOSAL, THE RESTATED CHARTER AND THE OTHER PROPOSALS FOR WHICH STOCKHOLDER APPROVAL IS BEING REQUESTED. Iridex’s stockholders and investors may obtain, without charge, a copy of the proxy statements and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. The proxy statement, proxy solicitation materials can be accessed directly at www.edocumentview.com/irix.

Participants in the Solicitation

Iridex, certain of its directors and executive officers and employees, and our proxy solicitor, Alliance Advisors, LLC, may be considered participants in the solicitation of proxies from the stockholders of Iridex in respect of the stockholder approvals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Iridex in respect of the stockholder approvals, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC. Information regarding Iridex’s directors and executive officers is contained in Iridex’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 filed with the SEC, its Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2025, and its Proxy Supplement filed with the SEC on May 20, 2025.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Restated Charter Proposal and related matters and any other matters to be voted upon at the annual meeting are set forth in the proxy statements filed with the SEC. These documents are available free of charge as described in the preceding section.

Forward-Looking Statements, Risks and Uncertainties

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Privates Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to develop or submit a plan to regain compliance with Nasdaq’s continued listing criteria, Nasdaq’s acceptance of such plan, the Company’s ability to execute such plan and to continue to comply with the applicable listing standards within the applicable cure period and remain listed on Nasdaq, risks arising from the potential suspension of trading of the Company’s common stock on Nasdaq, the Company’s ability to obtain stockholder approval for the Restated Charter Proposal, the Company’s plan to file the Restated Charter and the resulting reclassification of the Series B Preferred Stock into “permanent equity,” and other risks and uncertainties detailed from time to time in the Company’s reports filed with the SEC.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “may,” “will,” “continue,” “anticipate,” “assume,” “plans,” “intends” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements. All information provided in this Current Report on Form 8-K and in the exhibits is as of the date hereof and is based on then-current expectations and the beliefs and assumptions of management. We undertake no duty to update this information unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/ Patrick Mercer
Patrick Mercer
Chief Executive Officer

Date: May 20, 2025

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